AlphaCentric Income Opportunities Fund

LEGAL PROCEEDINGS

On July 30, 2020, an investor in the AlphaCentric Income
Opportunities Fund (the "Fund") filed a putative class action in
Florida state court, naming AlphaCentric Advisors LLC, Mutual Fund Series Trust, and others as defendants. Plaintiff alleges that the Fund misrepresented that it held no more than 15% of its assets in illiquid securities, among other things, and asserts violations of Sections 11,
12(a)(2) and 15 of the Securities Act of 1933.   The Florida action
was dismissed with prejudice on September 22, 2021.On October
14, 2020, the same Plaintiff filed a nearly identical putative class action in New York State Court against the same defendants. That complaint was amended on February 26, 2021, which added two additional defendants, including sub-advisor Garrison Point LLC. On February 16, 2023, the New York court dismissed all but one claim for failure to state a claim. The defendants believe the remaining claim is meritless and intend to contest it vigorously.